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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

                        PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                      ------------------------------------

        Date of Report (Date of earliest event reported): March 31, 2000

                      ------------------------------------

                        WORLDWIDE FLIGHT SERVICES, INC.

             (Exact Name of Registrant as specified in its charter)

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
          DELAWARE                      333-88593                75-1932711
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)
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1001 West Euless Boulevard
        Suite 320
    Euless, Texas 76040

   (Address of principal
     executive offices)


       Registrant's telephone number, including area code: (817) 665-3200





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Effective as of March 31, 2000, Oxford Electronics Acquisition Corp. ("Acquisition Corp."), a Delaware corporation and a wholly owned subsidiary of Worldwide Flight Services, Inc. ("Worldwide"), acquired all of the issued and outstanding shares of capital stock of Oxford Electronics, Inc. ("Oxford"), a New York corporation engaged in the business of providing airport technical services, pursuant to the terms of a Stock Purchase Agreement, dated as of March 31, 2000, by and between Acquisition Corp. and Anthony P. Dalia, Oxford's sole stockholder.

         Acquisition Corp. acquired all of the capital stock of Oxford for a cash purchase price of $9.6 million at closing and up to $2.5 million in deferred payments to be determined after audit of the financial statements of fiscal year 2000. $1.0 million of the purchase price was funded with cash on hand and the remaining purchase price was, and the deferred payments will be, funded with borrowings from Worldwide's existing senior secured credit facility provided by The Chase Manhattan Bank, Chase Securities, Inc. and DLJ Capital Funding, Inc.

         No material relationships between Oxford or any of Oxford's affiliates, directors, officers or any associate of any such directors or officers, on the one hand, and Acquisition Corp., Worldwide, any of Acquisition Corp.'s or Worldwide's affiliates, directors, officers or any associate of any such directors or officers, on the other hand, existed prior to the occurrence or consummation of the transactions reported herein.

         On April 12, 2000, Oxford merged into Acquisition Corp. pursuant to the terms of an Agreement of Plan of Merger, dated March 31, 2000, and Acquisition Corp., the surviving corporation, changed its name to "Oxford Electronics, Inc."

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         a. The filing requirements for financial statements and financial information is still being assessed. Any required financial statements and financial information will be filed by Worldwide not later than 60 days after the date hereof.

         c. Exhibits.

        EXHIBIT
        NUMBER                         DESCRIPTION

         2.1 Stock Purchase Agreement, dated as of March 31, 2000, by and between Oxford Electronics Acquisition Corp. and Anthony P. Dalia

         2.2 Agreement and Plan of Merger, dated as of March 31, 2000, by and between Oxford Electronics Acquisition Corp. and Oxford Electronics, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Worldwide Flight Services, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            WORLDWIDE FLIGHT SERVICES, INC.


Date:  April 17, 2000                       By: /s/ PETER A. PAPPAS
                                               ---------------------------------
                                            Name:  Peter A. Pappas
                                            Title:  Chairman of the Board and
                                            Chief Executive Officer






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                               INDEX TO EXHIBITS
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       EXHIBIT
       NUMBER                     DESCRIPTION
       -------                    -----------

         2.1 Stock Purchase Agreement, dated as of March 31, 2000, by and between Oxford Electronics Acquisition Corp. and Anthony P. Dalia

         2.2 Agreement and Plan of Merger, dated as of March 31, 2000, by and between Oxford Electronics Acquisition Corp. and Oxford Electronics, Inc.
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